UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: August 5, 2013

(Date of earliest event reported: August 3, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000

(Registrant's telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On August 5, 2013, Revlon, Inc. announced that its wholly owned operating subsidiary, Revlon Consumer Products Corporation ("RCPC" and together with its subsidiaries, the "Company"), had entered into a Share Sale and Purchase Agreement, dated as of August 3, 2013 (the "Purchase Agreement"), with Beauty Care Professional Products Participations, S.A. ("BCPPP"), Romol Hair & Beauty Group, S.L., Norvo, S.L. and Staubinus España, S.L. (collectively, the "Sellers"), pursuant to which the Company will acquire The Colomer Group Participations, S.L. ("Colomer"), a Spanish company which primarily markets and sells professional products to salons and other professional channels under brands such as Revlon Professional, Creative Nail and American Crew. BCPPP is an affiliate of CVC Capital Partners, and the remaining Sellers are affiliates of the family of Mr. Carlos Colomer. The aggregate consideration to be paid by RCPC to acquire Colomer (the "Acquisition") is $660 million in cash, subject to adjustments as provided in the Purchase Agreement. The Purchase Agreement is governed by Spanish law.

The consummation of the Acquisition is subject to, among other things, the satisfaction of certain customary closing conditions, including the expiration of certain waiting periods under applicable competition laws. The closing of the Acquisition (the "Closing") is expected to occur in the fourth quarter of 2013.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Credit Agreements

In connection with the execution of the Purchase Agreement, RCPC entered into a debt financing commitment letter, dated as of August 3, 2013 (the "Commitment Letter"), with Citigroup Global Markets Inc. ("CGMI") pursuant to which CGMI committed to provide RCPC with (i) a new $1.375 billion senior secured term loan facility (the "New Term Loan Facility") and (ii) a new $140 million asset-based, multi-currency revolving credit facility (the "New Revolving Credit Facility" and, together with the New Term Loan Facility, the "New Credit Facilities"). Borrowings under the New Credit Facilities are expected to be available to fund the aggregate consideration for the Acquisition, to refinance the $675 million currently outstanding under RCPC's existing 2011 term loan credit facility and any amounts expected to be outstanding under its $140 million 2011 asset-based, multi-currency revolving credit facility (collectively, as amended, the "Existing Credit Facilities"), to pay fees and expenses relating to the transactions and for general corporate purposes, subject to certain conditions as described below.

As contemplated by the Commitment Letter, RCPC and Citibank, N.A., as administrative agent, collateral agent and lender, also entered into credit agreements, dated as of August 3, 2013, relating to the New Credit Facilities (the "New Credit Agreements"). Prior to the Closing, the Existing Credit Facilities will remain in effect. Pursuant to the Commitment Letter, RCPC has agreed to provide certain assistance to CGMI in connection with the syndication of the New Credit Facilities. From and after the Closing, the terms of the New Credit Facilities are expected to be substantially similar to those in the Existing Credit Facilities.

The initial borrowing under the New Credit Facilities is subject to a number of customary conditions, including consummation of the Acquisition, accuracy of certain specified representations, absence of insolvency proceedings, delivery of certain financial statements and execution of certain guarantee and security documentation.

Subject to the terms of the Commitment Letter, prior to the Closing, RCPC may conduct alternative financing transactions to consummate the Acquisition and may terminate the New Credit Agreements and replace the New Credit Agreements with such alternative financing transactions.

This description of the New Credit Facilities does not purport to be complete and is qualified in its entirety by reference to the text of the New Credit Agreements, which are filed as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 8.01.	Other Events.

On August 5, 2013, Revlon, Inc. issued a press release announcing the entry into the Purchase Agreement. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

2.1

Share Sale and Purchase Agreement, dated as of August 3, 2013, by and among Revlon Consumer Products Corporation, Beauty Care Professional Products Participations, S.A., Romol Hair & Beauty Group, S.L., Norvo, S.L. and Staubinus España, S.L.

10.1

Term Loan Agreement, dated as of August 3, 2013, among Revlon Consumer Products Corporation, the Lenders (as defined therein), and Citibank, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties (as defined therein) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 5, 2013).

10.2

Revolving Credit Agreement, dated as of August 3, 2013, among Revlon Consumer Products Corporation, the Local Borrowing Subsidiaries (as defined therein) from time to time party thereto, the Lenders (as defined therein), the Issuing Lenders (as defined therein), Citibank, N.A., as collateral agent for the Secured Parties (as defined therein), and Citibank, N.A., as administrative agent for the Multi-Currency Lenders (as defined therein) and the Issuing Lenders (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 5, 2013).

99.1	Press Release, dated August 5, 2013.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company’s plans, strategies, focus, beliefs and expectations, are forward-looking. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans regarding future events, including the Company's plans to consummate the Acquisition and the related financing transactions, as well as the terms and conditions of such transactions, and as to the timing thereof. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in the Company's filings with the SEC, including the Company's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC during 2013 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including difficulties, delays, unexpected costs or the Company’s inability to consummate, in whole or in part, the Acquisition or the related financing transactions or the unavailability of funds under the New Credit Facilities and/or alternative financing transactions. Factors other than those referred to above could also cause the Company's results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel
Date: August 5, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1

Share Sale and Purchase Agreement, dated as of August 3, 2013, by and among Revlon Consumer Products Corporation, Beauty Care Professional Products Participations, S.A., Romol Hair & Beauty Group, S.L., Norvo, S.L. and Staubinus España, S.L.

10.1

Term Loan Agreement, dated as of August 3, 2013, among Revlon Consumer Products Corporation, the Lenders (as defined therein), and Citibank, N.A., as administrative agent for the Lenders and as collateral agent for the Secured Parties (as defined therein) (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 5, 2013).

10.2

Revolving Credit Agreement, dated as of August 3, 2013, among Revlon Consumer Products Corporation, the Local Borrowing Subsidiaries (as defined therein) from time to time party thereto, the Lenders (as defined therein), the Issuing Lenders (as defined therein), Citibank, N.A., as collateral agent for the Secured Parties (as defined therein), and Citibank, N.A., as administrative agent for the Multi-Currency Lenders (as defined therein) and the Issuing Lenders (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Revlon Consumer Products Corporation filed with the Securities and Exchange Commission on August 5, 2013).

99.1	Press Release, dated August 5, 2013.